Centurion Counsel Market Neutral Fund
                    Portfolio Review
                 as of June 30, 2002

     Fund Highlights                          Top Ten Holdings-
                                               Long Positions

               12/31/01     06/30/02           Octel Corp         1.8%
Net Assets:   $2,005,532  $2,081,860           Lowes              1.7%
                                               American Express   1.7%
NAV Per Share:                                 International Paper1.5%
Class A:       $4.34       $4.22               General Electric   1.4%
Class B:       $4.32       $4.10               Nextel             1.1%
Class C:       $4.34       $4.13               Titan              1.1%
Class D:       $4.51       $4.33               Apollo             1.0%
                                               Pepsico Jan04,30C  0.9%
Shares Outstanding:  455,210   494,999         Intel              0.9%

Top Ten Sectors                                Top Holdings-
                                               Short Positions

Health                       2.6%              Inspire Pharm      3.9%
Consumer Services            4.2%              Cepheid            3.8%
Consumer Products            4.0%              Clean Harbors      3.5%
Retail                       4.0%              Websense           3.4%
Indexes                      3.6%              JDA Software       1.6%
Home Construction            2.3%              Delia's Inc        1.5%
Financial Services           2.2%              Hot Topic          1.1%
Defense                      1.9%              Vasomedical        0.5%
Natural Resources            1.8%
Industrial Products          1.4%


            TOTAL RETURN
        Through June 30, 2002
    (Since new management and investment
     objectives-January 1995)

            Six       Last                 Since       Date of
            Months  Twelve       Five      Change or     First
                     Months     Years      First Sale    Sale

Class A:(1) -2.66%  3.29%        4.16%     2.74%     1/7/97
Class B:    -5.09%  1.49%        3.57%     3.38%     1/7/97
Class C:    -4.99%  2.19%        3.72%     2.70%     1/1/95
Class D:    -3.99%  3.34%        4.85%     4.38%   12/6/96

 (1) Does not include commission load of 4.75% when purchased


      TOTAL RETURN
  Through June 30, 2002
(Since inception - January 1982)

           Six       Last
          Months  Twelve    Five    Ten       Since
                  Months    Years   Year    Inception

Class A:(1) -2.66%  3.29%  4.16%     *       2.74%
Class B:    -5.09%  1.49%  3.57%     *       3.38%
Class C:    -4.99%  2.19%  3.72%    -1.28%   2.70%
Class D:    -3.99%  3.34%  4.85%     *       4.38%


*Shares of this Class not available for the total period
 (1) Does not include commission load of 4.75% when purchased


Past Performance is not a guarantee of future results. Total Return assumes reinvestment of dividends and capital distributions.
Investment returns and principal value will flucutuate so that, when redeemed, an investor's shares may be worht more or less than when purchased.


FUND PERFORMANCE

Dear Shareholder:

During the six months ended June 30, 2002 the market environment was very volatile and unfavorable to most investors even though there were many signs that the economy was rebounding. Investor confidence was shaken by such events as the collapse of Enron and Worldcom, accounting issues at other corporations, tension in the Middle East and continued concerns of domestic terrorism.

During such a volatile environment, the value of Centurion Counsel Market Neutral Funds Class D shares declined 3.99% for the six months ended June 30, 2002. For the performance of other share classes please see the Portfolio Review on the preceding page. During the period our long positions resulted in realized losses in excess of the gains from short positions. We focused our long positions on healthcare and consumer related companies which we believe carry less risk in a volatile or down market. In general we remain convinced that the economy is growing stronger and that the market has yet to reflect this shift. We believe that these stocks will be the first to reflect the stronger economy.
Although short positions have been harder to detect we continue to find opportunities to grow in this market environment.

The Centurion Counsel Real Estate Fund commenced operations during the six month period the first purchases in the portfolio were made in February and March. We have not sold any securities as of June 30, 2002 however, we are pleased to report that the Class C shares increased 3.1% due to the unrealized appreciation of the portfolio.


Jack Heilbron
Chief Investment Officer


THE GAME HAS CHANGED - OR HAS IT?

	Something is drastically wrong with the powerful post-1982 bull market. Until recently, it seemed to overcome all manner of obstacles in its upward ascent, from the jobless recovery of the early Nineties recession to the Russian ruble and the Long-Term Capital Management crisis in the fall of 1998. Much more time has elapsed without a new market high than the 484 trading days it took the market to claw its way back from the 1987 crash.
The buy and hold strategy that was touted by a generation of stock market investors has had a stake driven through its proverbial heart. The battle cry of buy the dips is no longer sound. In fact, the rules of the game seem to be changing in ways likely to shatter the expectations of millions of investors.

Signs abound that the current stock market downturn is no typical slump. For starters, stock prices remain mired at levels sharply below their highs of more than two years ago. More ominous, perhaps, is the fact that the stock market funk has seemed impervious to all the usual remedies. The Fed has administered repeated adrenaline jolts of monetary easing since January of 2001 and yet the S&P 500 is more than 36% lower than it was when the Fed began lowering interest rates. Typically, stocks rebound once the economy begins to recover. Yet prices are down some 28% from this January, when most economists felt the recession of 2001 ended.

In the wake of Enrons collapse late last year and more recently the WorldCom bombshell, there has been a drumbeat of charges of accounting fraud, illegal insider trading, conflict of interest, flagrant self-enrichment and other chicanery on Wall Street and Corporate America. The luminous financial results of the formally high flying companies have been found to be partly mirages created by sham sales, hanky-panky with reserves and balance sheets designed to hide operating losses and debt. Supposed defenders of investor interest such as outside directors, accountants, and Wall Street securities analysts, often appeared only too eager to aid and abet the efforts of corporate management to drive their share prices higher in order to pump up the value of huge executive option and stock positions. By the time the various congressional committees, the Justice Department, the Securities and Exchange Commission, state prosecutors and the financial media are done investigating the malfeasance, a rouges gallery of characters will be assembled that will rival the notorious desperadoes of the Thirties.

Seemingly we are witnessing the unwinding of an era. The Eighties and Nineties are unmistakably similar to the ruling wealth and excess that ushered in the first Gilded Age, the closing three decades of the 19th century and the fabled Roaring Twenties.
Such periods invariably give rise to anti-business sentiment and spasms of severe regulation. The excess of the first Gilded Age, for example, provoked the Progressive Era and trust-busting of Presidents Teddy Roosevelt and Woodrow Wilson. The New Deal attack on economic royalism and big business likewise grew out of the economic collapse of the early Thirties. Many securities regulations were also passed along with the creation of the SEC.

No institution but the stock market registers the seismic swings of emotion between pie-eyed optimism and abject disillusion or greed and grinding fear. By this measure, the post-1982 bull market dwarfed all of its predecessors by a wide margin. The Dow and the S&P both rose more than eleven-fold between 1982 and 2000, nearly three times the magnitude of their rise during the Twenties. The five years in a row from 1995 to 1999 that the S&P jumped 20% or more was unprecedented.

It can certainly be argued that at least some of this move was justified by improving economic fundamentals such as declining inflation and strong corporate earnings growth. Manias, as their name implies, are also about irrational behavior and investor animal enthusiasm run amok. Vivid dreams and unobtainable expectations, whether about the future of the Internet in 1999 or the radio in 1929, can fire investors imaginations to extraordinary levels.

One wonders whether the stock market will be affected by a fundamental shift in the U. S. psyche. Two and a half tough years in the market have cured many investors of their preoccupation with stocks. Televisions in hotels and bars have switched back to CNN and ESPN from CNBC. Cocktail party conversation has turned to topics other than the stock market. As the Wall Street Journal noted recently, stock investing is no longer cool.

Fear of terrorism hurts the stock market in a myriad of ways. Increased government spending to fight terrorists both at home and abroad seems likely to consume much of the peace dividend that the U.S. enjoyed since the end of the Cold War. Meantime, corporate profits will suffer from higher spending on security, insurance premiums, necessary inventory redundancies and transportation.

Let us assume for a minute that the game has changed. What would the New Rules of investing be

Forget The Old Rules. The buy and hold mantra that was drilled into investors minds by the bull market no longer leads to nirvana. One can not buy the dips anymore and expect to be bailed out. Just look at all the bottom fishers over the past two and one half years.

Trade The Ranges. Over the next five to 10 years, the stock market is likely to be caught in a trading range, held in check by high valuations and anemic earnings growth. Once a range seems to be established, it can be traded, though the terrain could be treacherous for non-professionals.

Yield Matters. Embrace stocks that pay healthy dividends. A bird in the hand is better than two in the bush. Healthy dividend payments also indicate that companies are generating real earnings rather than cooking the books.

Diversify. Never put all your eggs in one basket. U.S. Government and Corporate Bonds, International Bonds, Metal and Mining Shares, REITs and Market Neutral Strategies are all good alternatives.
These asset classes do not move in lockstep with the market, which makes Strategic Asset Allocation even more attractive.

Shun the Old Favorites.  Forget technology for the time being.
Groups like gold and energy had mega moves in the early Eighties, then did not play again for a decade or more after their blow offs. Yet investors will lose a ton just trying to recapture the excitement and adrenaline rush of once-in-a-lifetime bubble move.

At Centurion Counsel we do not believe the game has changed. What we know for a fact is that many investors got caught up in a mania that they and the market pundits perceived to be the norm. The swollen greed glands of investors caused irrational exuberance and they made many poor investment choices in hindsight. Asset Allocation, which is now being marketed by those same pundits as the new rules, has long been a prudent investment strategy and on that we have embraced.
We are justifiably proud of our track record over the last three years. The Market Neutral Fund is up 40% over that period of time and our new Real Estate Fund was up 3% for the first three months of its existence through June 30, 2002. While our style is not always in vogue, we believe in staying the course. Investing is much like the race between the tortoise and the hare. We know the tortoise always wins but never seems as much fun as the hare. Investing is hard work best left to professionals and the patient investor. Fortunately for our clients the New Rules of investing are really the old rules. Nothing has changed.

The article above should be a reminder of why you have chosen Centurion Counsel to manage your money.





                   CENTURION COUNSEL MARKET NEUTRAL FUND

                        FINANCIAL STATEMENTS

                             June 30, 2002






               CENTURION COUNSEL MAREKT NEUTRAL FUND

                STATEMENT OF ASSETS AND LIABILITIES
                         June 30, 2002

ASSETS

Investments in Securiites, at fair value
(identified cost $1,028,906)                        $   902,424
Cash and Deposits                                       160,288
Receivables:
  Dividends                                                 183
  Interest                                                  104
  Investment securities sold                             66,310
  Capital shares sold                                      -
Deposits with Brokers for Securities Sold Short       1,400,939

      TOTAL ASSETS                                   $2,530,248

LIABILITIES
Covered Call Options Written, at fair value
(premiums received $25,728)                              20,250
Securities Sold Short, at fair value
(sales proceeds received $388,331)                      403,576
Payables:
  Accounts payable                                       14,145
  Capital shares redeemed                                   -
  Investment securities purchased                        10,417

    TOTAL LIABILITIES                                   448,388

NET ASSETS                                           $2,081,860

Class A:
  Net asset value and offering price per share
($11,706 divided by 2,771 shares outstanding)       $        4.22

Class B:
  Net asset vaule and offering price per share
($323,069 divided by 78,756 shares outstanding)     $        4.10

Class C:
  Net asset value and offering price per share
($900,224 divided by 218,059 shares outstanding)    $        4.13

Class D:
  Net asset value and offering price per share
($846,861 divided by 195,413 shares outstanding)     $       4.33



             CENTURION COUNSEL MARKET NEUTRAL FUND

              SCHEDULE OF INVESTMENTS IN SECURITIES
                      June 30, 2002

Principal                              % of            Fair Value
Amount                                  Net               (Note 1)
or Shares     Description    Notes     Assets     Security     Sector

               COMMON STOCKS                34.5%

             Aerospace                       1.0%
 390      Aerosonic               (b)              $   9,270
 390      Rockwell Collins                            10,694
                                                               $19,964

            Consumer Products               4.0%
  300      Church & Dwight                             9,399
  175      Fortune Brands                              9,800
1000      General Electric                            29,050
  260      International Flavor & Fragrance            8,447
  300      International Multi Foods   (b)             7,800
  240      Kraft Foods                                 9,828
  300      Pepsi Bottling                              9,240
1000      TLC Beatrice (TLC)                             -
                                                             $83,564

             Consumer Services              4.2%
1000      AOL-Time Warner             (b)             14,710
500       Apollo Group                (b)             19,710
200       AT&T Canada                 (b)              6,358
5000     Broadwing Communications(b)                  13,000
5000     Nextell                    (a),(b)           22,791
415       Pactiv Corp                 (b)              9,877
                                                            $86,446

            Defense                         1.9%
90        General Dynamics                             9,572
70         Northrup Grumman            (b)             8,750
1200     Titan                                        21,948
                                                            $40,270

            Financial Services              2.2%
1000     American Express         (a),(b)             36,320
400      Brookline Financial          (b)             10,120
                                                            $46,440

            Health                          2.1%
300       Amgen                      (b)              12,564
325       Lincare                    (b)              10,498
250       Medtronic                                   10,713
150       Tenet Healthcare           (b)              10,733
                                                            $44,508

             Industrial Products            4.9%
3000     Abraxas Petroleum           (b)               2,250
400       Delta Pine & Land                            8,040
1100     Fiat                                         13,860
700       International Paper                         30,506
1440     Octel                       (b)              36,504
330       Reliance Steel                              10,065
                                                            $101,225

            Home Construction               2.3%
100      Beazer Homes                (b)              8,000
190      KB Homes                                     9,787
200      MDC Holdings                                10,400
300      Standard Pacific                            10,524
330      Toll Brothers               (b)              9,669
                                                           $48,380

            Industrial Services             0.7%
1000     Bluebook International      (b)              2,050
280      Jacobs Engineering          (b)              9,738
200      Multi-Color Corp            (b)              2,997
                                                           $14,785

           Natural Resources                1.8%
200     Commercial Metal              (b)             9,388
510     Freeport Copper & Gold                        9,104
550     Meridian Gold                 (b)             8,828
240     Quanex                                       10,488
                                                           $37,808

           Retail                           4.0%
170     Advance Auto                  (b)             9,267
240     Christopher & Banks           (b)            10,152
220     Costco                        (b)             8,496
450     Fossill Inc                   (b)             9,252
280     J. Hill Group                 (b)            10,629
800     Lowes                         (b)            36,320
                                                           $84,116

          Technology                         3.8%
25000  Cotelligent Inc.               (b)            17,750
2000    Earthlink                 (a),(b)            13,260
1000    Intel                                        18,270
2000    Keynote Systems               (b)            14,640
1000    Siebel Systems            (a),(b)            14,220
                                                           $78,140

           Utilities                        1.6%
500      Dominion Resources                          33,100
                                                           $33,100

TOTAL COMMON STOCKS (COST $762,682)                       $718,746

           PREFERRED STOCK                   1.4%

            Energy
5000     Beta Oil & Gas                     1.4%    30,000

            TOTAL PREFERRED STOCK (COST $34,344)          $30,000


            OPTIONS AND WARRANTS            6.7%

            Consumer Products               0.9%
1000     Pepsico/Jan 04/30 Call                     19,450
                                                          $19,450

             Financial Services             0.0%
1000      American Express/Jan03/25 Put                700
                                                          $700

             Health                           0.5%
1000      Bristol Meyers/Jan 03/15 Call              10,900
                                                           $10,900

             Indexes                          3.6%
2500      Dow Jones Index/Dec 02/116 Put (a)          58,875
2500      NASDAQ 100/Jan 04/25 Call                   15,250
                                                            $74,125

             Natural Resources                 0.0%
1250      Beta Oil & Gas Warrants A                      313
1250      Beta Oil & Gas Warrants B                      313
                                                            $626

             Technology                        1.6%
2000      Earthlink/Jan 04/10 Put                       8,800
1000      Seibel/Jan 03/20 Put                          7,200
1000      Intel/Jan 03/35 Put                          16,700
                                                             $32,700

TOTAL OPTIONS AND WARRANTS (COST $238,113)                  $138,501

             FIXED INCOME                      1.0%

             Corporate Debt                    0.7%
50         Worldcom, 7.5%, due May 2011                5,500
                                                             $5,500

             Mortgage-bacded Securities        0.3%
2           FNMA, 6.50% due Dec 2023                  1,894
8           FNMA. 6.75% due Jun 2021                  7,783
                                                            $9,677

             TOTAL FIXED INCOME (COST $10,152)             $15,177

             Total Investment in Securities   43.3%        902,424

             Covered Call Option Securities   -1.0%        (20,250)

             Securities Sold Short           -19.4%        (403,576)
               Net Investment in Securities   23.0%         478,598

              Cash                             7.7%         160,288

              Deposits with Brokers on Securities
              Sold Short                      67.3%        1,400,939

             Other Assets Less Other
             Liabilities                       2.0%           42,035

                    NET ASSETS               100.0%        $2,081,860

(a)  Call options have been written against this position.
(b)  Non-incom producing securities.
(c) Total unrealized depreciation on investments consists of gross unrealized gains of $84,765 and gross unrealized losses of $221,014.



      CENTURION COUNSEL MARKET NEUTRAL FUND

         COVERED CALL OPTIONS WRITTEN
                June 30, 2002

Shares                                     % of        Fair Value
Subject   Common Stocks/Expiration Date     Net        (Note 1)
to Call   Exercise Price                   Assets  Security   Sector

               Consumer Services             0.0%
(3000)       Nextel/Jul02/5 Call                   $  (300)
                                                            $(300)

               Financial Services           -0.1%
(1000)      American Express/Jan 03/45 Calls       $ (1,350)
                                                            $(1,350)

               Indexes
(2500)      Dow Jones/Jul 02/99 Put          -0.8% $(17,250)
                                                            $(17,250)

               Technology                    -0.1%
(2000)      Earthlink/Jan 04/15 Call               $  (1,200)
(1000)      Seibel Systems/Jan 03/40 Call               (150)
                                                             $(1,350)

               TOTAL                         -1.0%          $(20,250)




                      CENTURION COUNSEL MARKET NEUTRAL FUND

                           SECURITIES SOLD SHORT
                               June 30, 2002

                                         % of             Fair Value
                                          Net              (Note 1)
Shares       Description                 Assets      Security    Sector

                    Health               -8.2%
(14300)         Cepheid                            $(80,114)
(20860)         Inspire Pharmaceutical              (80,311)
(3600)           Vasomedical                         (9,540)
                                                             $(169,965)

                   Industrial Products    -3.5%
(6280)          Clean Harbor                        $(73,853)
                                                             $(73,853)

                   Retail                 -2.7%
(6250)          Delias Inc.                          $(31,875)
(880)            Hot Topic                            (23,505)
                                                             $(55,380)

                   Technology             -5.0%
(1160)           JDA Software                        $(32,782)
(2800)           Websense                             (71,596)
                                                             $(104,378)

                   TOTAL                 -19.4%              $(403,576)


       CENTURION COUNSEL MARKET NEUTRAL FUND

            STATEMENT OF OPERATIONS
          Six Months Ended June 30, 2002

INVESTMENT INCOME

    Dividends                                             $       646
    Interest                                                   15,495

        Total investment income                                16,141

EXPENSES

Investment advisory fee                                    $   10,541
Distribution expenses - Class A                                    15
Distribution expenses - Class B                                 1,606
Distribution expenses - Class C                                 4,674
Registration and filing fees                                    2,515
Fund accounting fees                                           12,705
Custodian fees and expenses                                     5,045
Audit fees and expenses                                         2,943
Directors' fees and expenses                                    3,132
Transfer agent fees                                               538
Insurance                                                         984
Other expenses                                                  1,257

    Total expenses                                             45,955

       Net expenses                                            (5,262)

          Net investment loss                                  40,693

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain(loss from investments                      (226,416)
Net chang in unrealized depreciation on investments
for the year                                                  152,504

    Net realized and unrealized gain(loss) from investments   (73,912)

       Net increase(decrease) in net assets resulting from
operations                                                   $(98,464)


            CENTURION COUNSEL MARKET NEUTRAL FUND

            STATEMENTS OF CHANGES IN NET ASSETS
               Six Months Ended June 30, 2002 and 2001

                                                                 Year
                                                2002             2001

INCREASE IN NET ASSETS FROM OPERATIONS

Net investment loss                        $   (24,522     $  (19,090)
Net realized gain from investment             (226,416)        141,549
Net change in unrealized depreciation on
investment                                     152,504          29,787

   Net increase in net assets resulting from
operations                                     (98,464)        152,246

CAPITAL SHARE TRANSACTIONS (NOTE 6)

Increase from capital shares sold               289,382        644,371
Decrease from capital shares redeemed          (114,591)     (324,506)

   Net inicrease (decrease) from capital shares
   transactions                                 174,792        319,865

     Total increase (decrease) in net assets     76,328        472,111


NET ASSETS

  Beginning of year                            2,005,532     1,533,421
  End of period (includes no undistributed
  investment income)                         $ 2,081,860    $2,005,532




NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

At the shareholder meeting on January 15, 1999, the shareholders voted to change the name of the fund to Centurion Counsel Funds, Inc.
from Centurion T.A.A. Fund, Inc. Also, shareholders approved to reclassify each of the Fund's outstanding Class A shares, Class B shares, Class C shares, and Class D shares as the series entitled Centurion Market Neutral Fund Class A shares, Class B shares, Class C shares, and Class D shares, respectively.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expense (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in securities traded on major exchanges are valued at the last reported sales price on the day of valuation on that exchange where such securities are primarily traded; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated as the last quoted bid price, except for short positions and call options written, for which that last quoted asked price is used. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Fund's Board of Directors. Debt securities are valued in accordance with the procedures above. Short-term securities are stated at amortized cost (which approximates fair value) if maturity is 60 days or less, or at fair value if maturity is greater than 60 days.

Option Writing:
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales:
The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Security Transactions and Related Investment Income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal
Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforwards totaling $330,308, which begin to expire in 2004.

Distributions to Shareholders:
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
At June 30,2002, the Fund had cash on deposit at one financial institution of $160,288. Thus, all cash amounts over the maximum Federal Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.


NOTE 2. NET ASSETS

At June 30, 2002, net assets consisted of:

Net proceeds from capital stock	                       $ 3,308,023
Unrealized depreciation of securities                    (134,915)
Unrealized depreciation of covered call options written     5,478
Excess distributions over accumulated net incom          (408,745)
Undistributed net realized loss from security transaction (687,981)

                                                       $ 2,081,860

NOTE 3. OPTIONS WRITTEN

As of June 30, 2002, portfolio securities valued at $145,466 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4. PAYMENTS TO RELATED PARTIES

Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager. The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next
$200 million, 0.75% on the next $200 million, 0.60% on the next $200
million and 0.50% on amounts over $1 billion.   These fees are computed
daily and paid quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625% based on the average total net asset value of the Fund. During the six months ended June 30,2002 Centurion earned investment management fees of $10,541 and it waived $5,262 of the advisory fee.

Centurion Institutional Services, Inc. ("CISI"), an affiliate of
Centurion, serves as the Fund's distributor. The Fund offers Class A, Class B, Class C and Class D shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the six months ended June 30, 2002, 217 shares of Class A shares were sold. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges.  When Class
B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the six months ended June 30, 2002, 31,458 Class B shares were sold and 38share were redeemed;accordingly, CISI did collect $8,243 in CDSC charges. In addition, CISI makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold
Class B shares.

Class C shares are not subject to initial sales charges or CSDC.

Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the six months ended June 30, 2002, CISI received servicing and distribution fees from the Fund of $6,295 on all Classes A, B and C.

CISI also executes some of the Fund's portfolio transactions.
During the six months ended June 30, 2002, CISI received commissions of $19,918 from the Fund for this service.


Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses. CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the six months ended
June 30, 2002, CGI received accounting fees of $9,000 from the the Fund.

The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate a $200 annual retainer and $400 for each meeting of the Board or any committee thereof attended by the Director. In addition the Fund pays each Director's expenses to attend the meetings.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $5,895,229 and $5,320,484, respectively. Net gain on investments for the six months ended June 30, 2002 was $73,912.
That amount represents the net increase in value of investments held during the year. The components are as follows:

              		   Realized   	   Unrealized           Net
	Long Position$   (184,965)     $    26,425     $  (158,540
	Covered Calls
        Written             14,493            3,586         18,079
	Short Position     (55,944          122,493         66,549
		      $   (226,416)     $   152,504    $   (73,912)

As of June 30, 2002, the unrealized depreciation on investments consists of gross unrealized gains of $84,765 and gross unrealized losses of $221,014.


NOTE 6. CAPITAL SHARE TRANSACTIONS

As of June 30, 2002, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the six months ended June 30, 2002 and year ended December 31, 2001 were as follows:

	                 Six Months 2002                    2001
                     Shares          Amount      Shares         Amount
Class A shares:
  Shares sold	      217          $    952     -            $   -
  Shares issued in
  reinvestment of
  dividends              -                 -       -                -
                         -                 -       -                -
Shares redeemed          -                 -       -                -

   Net increase         217           $   952      -            $   -

Class B shares:
Shares sold       31,458       $   134,841      47,192        $205,845
Shares issued in
   reinvestment
   of dividends          -                 -        -                -
                         -                 -        -                -
Shares redeemed     (38)             (165)       -                -

   Net increase	  31,420       $   134,676      47,192        $205,845

Class C shares:
  Shares sold         749      $     3,200      36,109        $159,654
Shares issued in
   reinvestment
   of dividends	        -                   -     -                -
Shares redeemed   (15,898)         (68,448)	 (54,112)    (235,313)

  Net decrease    (15,148)     $   (65,248)     (18,003)   $  (75,659)

Class D shares:
Shares sold       33,485       $    150,389      63,046      $ 278,872
Shares issued in
   reinvestment
   of dividends	         -                -          0           0
Shares redeemed	 (10,185)           (45,977)    (19,590)      (89,193)

   Net decrease    23,300    $       104,412      43,456    $ 189,679


NOTE 7. PER SHARE INFORMATION

Selected data for each share of capital stock outstanding throughout the period is as follows:

                                          Class A
                                          Shares
                                   Six Months
Per Share Operating Performance:         2002   2001    2000   1999
"Net asset value, beginning of period"  $4.43  $4.03   $2.92   $3.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)              (0.05) (0.05)     -      -
Net gains  (losses) on investments
(both realized and unrealized)(d)       (0.16)  0.45    1.11   -0.12

Total From Investment Operation         (0.21)  0.40    1.11   -0.12

DISTRIBUTIONS TO SHAREHOLDERS		      -       -       -      -


Net asset value, end of period          $4.22  $4.43   $4.03   $2.94

TOTAL RETURN (e)                        -2.66%  9.93%  38.01% -3.95%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                         $12   $ 11    $ 10      $  7
Ratios to net assets
Expenses, before waiver of fees        3.71%   5.06%  4.61%   4.05%
Expenses, after waiver of fees         3.46%   3.68%  3.32%   2.87%
Net investment income                 -5.76%  -4.78% -0.02%  -3.45%
Portfolio Turnover Rate	              284.90%823.17%532.12% 447.63%
Number of Shares Outstanding
	at End of Period (000 Omitted)    3      3      3       3




Per Share Operating Performance:       1998
"Net asset value, beginning of period" $3.35

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)              0.02
Net gains  (losses) on investments
(both realized and unrealized)(d)      -0.33

Total From Investment Operation        -0.31

DISTRIBUTIONS TO SHAREHOLDERS		      -


Net asset value, end of period         $3.04

TOTAL RETURN (e)                      -9.25%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                         $   8
Ratios to net assets
Expenses, before waiver of fees        3.47%
Expenses, after waiver of fees         3.47%
Net investment income                  0.67%
Portfolio Turnover Rate	               522.88%
Number of Shares Outstanding
	at End of Period (000 Omitted)      3


                                    Class B
                                      Shares
                                  Six Months
Per Share Operating Performance: 2002   2001   2000    1999    1998

Net asset value, beginning of period$4.32 $3.96  $2.86   $3.00  $3.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)          (0.05) (0.05)   -     -0.02  -0.01
Net gains  (losses) on investments
(both realized and unrealized)(d    (0.17)    0.41   1.10  -0.12 -0.32

Total From Investment Operation      (0.22)   0.36   1.10  -0.14 -0.33

DISTRIBUTIONS TO SHAREHOLDERS	           -       -      -     -       -

Net asset value, end of period      $4.10  $4.32  $3.96  $2.86   $3.00

TOTAL RETURN (e)                    -5.09% 9.09% 38.46%-4.67%  -9.91%
RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $205   $  1  $  -     $   1
Ratios to net assets
Expenses, before waiver of fees      4.49% 5.81%  5.34% 4.72%    4.14%
Expenses, after waiver of fees       4.24% 4.44%  4.05% 3.54%    4.14%
Net investment income                5.76% -5.54% -0.02%-4.12%   0.04%
Portfolio Turnover Rate	           284.90% 823.17%532.12%447.63%522.88%
Number of Shares Outstanding
	at End of Period (000 Omitted) 79     47     -        -       -


                                         Class C Shares (a)

                                      Six Months
Per Share Operating Performance:     2002   2001     2000     1999

"Net asset value, beginning of period"  $4.34  $3.96   $2.86     $2.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)              (0.05) (0.05)     -      -0.02
Net gains  (losses) on investments
(both realized and unrealized) (d)      (0.16)  0.43    1.10     -0.11

Total From Investment Operation          (0.21)  0.38    1.10    -0.13

DISTRIBUTIONS TO SHAREHOLDERS	            -       -      -         -

Net asset value, end of period          $4.13  $4.34   $3.96     $2.86

TOTAL RETURN (e)                        -4.99%  9.26%  38.46%   -4.35%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                         $ 900  $ 1,013 $ 995    $1,259
Ratios to net assets
Expenses, before waiver of fees          4.44%  5.81%  5.35%     4.80%
Expenses, after waiver of fees           4.19%  4.43%  4.07%     3.62%
Net investment income                   -5.76% -5.53% -0.02%     4.20%
Portfolio Turnover Rate	               284.90% 823.17% 532.12% 447.63%
Number of Shares Outstanding
At End of Period (000 Omitted)             218    233     251      440


                                       Class C Shares (a)


Per Share Operating Performance:	  1998

"Net asset value, beginning of period" $3.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)             (0.01)
Net gains  (losses) on investments
(both realized and unrealized) (d)	(0.33)

Total From Investment Operation        (0.34)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Distributions from capital gains

Total Distributions                   $ -

"Net asset value, end of period       $2.99

TOTAL RETURN (e)                     -10.21%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $4,166
Ratios to net assets
Expenses, before waiver of fees       3.42%
Expenses, after waiver of fees        3.42%
Net investment income                -0.36%
Portfolio Turnover Rate	            522.88%
Number of Shares Outstanding
At End of Period (000 Omitted)       1,392



                                                Class D
                                                Shares

                                       Six Months
Per Share Operating Performance:        2002   2001     2000      1999

Net asset value, beginning of period   $4.51   $4.10   $2.95    $3.05

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)             (0.04)   (0.05)   -       0.01
Net gains  (losses) on investments
(both realized and unrealized) (d)     (0.14)    0.46   1.15    -0.11

Total From Investment Operation        (0.18)    0.41   1.15    -0.10

DISTRIBUTIONS TO SHAREHOLDERS	           -        -     -        -

Net asset value, end of period         $4.33   $4.51   $4.10    $2.95

TOTAL RETURN (e)                       -3.99%   10.00% 138.98%   -3.28

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted)$847    $776  $  527    $352
Ratios to net assets
Expenses, before waiver of fees          3.46%  4.81%  4.35%   3.80%
Expenses, after waiver of fees           3.22%  3.43%  3.07%   2.62%
Net investment income                   -5.76%  -4.53% -0.02%  -3.20%
Portfolio Turnover Rate	               284.90% 823.17% 532.20% 447.63%
Number of Shares Outstanding
at End of Period (000 Omitted)          195     172      129     119


                                               Class D
                                                Shares

Per Share Operating Performance:         1998

Net asset value, beginning of period    $3.36

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)               0.02
Net gains  (losses) on investments
(both realized and unrealized) (d)      -0.33

Total From Investment Operation         -0.31

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Distributions from capital gains

Total Distributions                       -

Net asset value, end of period           $3.05

TOTAL RETURN (e)                        -9.23%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted)$847
Ratios to net assets
Expenses, before waiver of fees           2.42%
Expenses, after waiver of fees            2.42%
Net investment income                    -0.26%
Portfolio Turnover Rate	                522.88
Number of Shares Outstanding
at End of Period (000 Omitted)            249


(a) Allocated between Net Investment Income and Net
Gain or (Losses) on Securities based on monthly weighted average shares outstanding.
(b) Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.



              CENTURION COUNSEL REAL ESTATE FUND

                   FINANCIAL STATEMENTS

                     June 30, 2002



               CENTURION COUNSEL REAL ESTATE FUND

                STATEMENT OF ASSETS AND LIABILITIES
                         June 30, 2002

ASSETS

Investments in Securiites, at fair value
(identified cost $         )                        $    87,041
Cash and Deposits                                        71,985
Receivables:
  Dividends                                                 327

      TOTAL ASSETS                                   $  159,353

LIABILITIES
Payables:
  Accounts payable                                          224
  Investment securities purchased                        41,007

    TOTAL LIABILITIES                                    41,231

NET ASSETS                                           $  118,121

Class A:
  Net asset value and offering price per share
($915 divided by 90 shares outstanding)           $       10.17

Class C:
  Net asset value and offering price per share
($4,124 divided by 400 shares outstanding)        $       10.31

Class D:
  Net asset value and offering price per share
($113,081 divided by 11,124 shares outstanding)   $      10.17



             CENTURION COUNSEL REAL ESTATE FUND

              SCHEDULE OF INVESTMENTS IN SECURITIES
                      June 30, 2002

Principal                              % of            Fair Value
Amount                                  Net               (Note 1)
or Shares     Description    Notes     Assets     Security     Sector


            COMMON STOCK               73.7%

            Real Estate                73.7%
160       AMB Properties                         $   4,960
150       Alico                 (a)                  4,408
175       Bedford Properties                         4,742
40        Beezer Homes                               3,200
300       Cadiz                 (a)                  2,550
225       Catellus Development  (a)                  4,595
120       CBL & Associates                           4,860
85        Centerpoint Properties                     4,931
225       Cons Tomoka Land                           4,511
200       Delta Pine Land                            4,020
210       Florida Land                               5,313
100       General Growth Properties                  5,100
150       Home Properties of New York                5,691
330       Kramont Realty                             5,278
200       Midas                                      2,480
120       Public Storage                             4,452
100       Saul Center           (a)                  2,590
400       7-Eleven                                   3,220
125       Sovran Self Storage                        4,272
180       Tejon Rancho Co       (a)                  5,868

          TOTAL REAL ESTATE                                $87,041

              TOTAL COMMON STOCKS (COST $85,205)            87,041

          Total Investment in Securities 73.7%              87,041

          Cash                           60.9%              71,985

          Other Assets Less Other
          Liabilities                    -34.6%            (40,904)
               NET ASSETS                 26.3%           $118,121

(a) Non-income producing securities.
(b) Total unrealized depreciation on investments consists of gross unrealized gains of $3,930 abd gross unrealized losses of $2,094.



           CENTURION COUNSEL REAL ESTATE FUND

              STATEMENT OF OPERATIONS
           Six Months Ended June 30, 2002

INVESTMENT INCOME
   Dividends                                           $  327
   Interest                                                -
     Total investment income                              327

EXPENSES
  Investment advisory fees                       $ 1,135
  Distribution expenses - Class A                      2
  Distribution expenses - Class B                     14

    Total Expense                                         $1,151

  Fees and expenses absorbed by investment advisor          (969)

    Net expenses                                             181

      Net investment loss                                    146

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

  Net realized gain(loss) from investments                    -
  Net change in unrealized appreciation on investment
  for the year                                             1,834

    Net realized and unrealized gain from investment       1,834

      Net increase in net assets resulting from
      operations                                          $1,980




            CENTURION COUNSEL REAL ESTATE FUND

            STATEMENTS OF CHANGES IN NET ASSETS
               Six Months Ended June 30, 2002

                                                Six Months         Year
                                                  2002             2001

INCREASE IN NET ASSETS FROM OPERATIONS

Net investment loss                          $       146     $       -
Net realized gain from investment                      -             -
Net change in unrealized depreciation on
investment                                          1,834            -

   Net increase in net assets resulting from
operations                                          1,980            -

CAPITAL SHARE TRANSACTIONS (NOTE 6)

Increase from capital shares sold                  115,641          500
Decrease from capital shares redeemed                   -             -

   Net inicrease (decrease) from capital shares
   transactions                                    115,641          500

     Total increase (decrease) in net assets       117,620          500


NET ASSETS

  Beginning of year                                     500              -
  End of period (includes no undistributed
  investment income)                            $   118,120      $ 500



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

At the shareholder meeting on January 15, 1999, the shareholders voted to change the name of the fund to Centurion Counsel Funds, Inc.
from Centurion T.A.A. Fund, Inc. Also, shareholders approved to reclassify each of the Fund's outstanding Class A shares, Class B shares, Class C shares, and Class D shares as the series entitled Centurion Market Neutral Fund Class A shares, Class B shares, Class C shares, and Class D shares, respectively.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expense (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in securities traded on major exchanges are valued at the last reported sales price on the day of valuation on that exchange where such securities are primarily traded; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated as the last quoted bid price, except for short positions and call options written, for which that last quoted asked price is used. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Fund's Board of Directors. Debt securities are valued in accordance with the procedures above. Short-term securities are stated at amortized cost (which approximates fair value) if maturity is 60 days or less, or at fair value if maturity is greater than 60 days.
Security Transactions and Related Investment Income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal
Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforwards totaling $330,308, which begin to expire in 2004.

Distributions to Shareholders:
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

NOTE 2. NET ASSETS

At June 30, 2002, net assets consisted of:

Net proceeds from capital stock	                       $   116,141
Unrealized depreciation of securities	                     1,834
Unrealized depreciation of covered call options written          -
Excess distributions over accumulated net incom                146
Undistributed net realized loss from security transaction        -

                                                        $   118,121

NOTE 3. PAYMENTS TO RELATED PARTIES

Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager. The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next
$200 million, 0.75% on the next $200 million, 0.60% on the next $200
million and 0.50% on amounts over $1 billion.   These fees are computed
daily and paid quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625% based on the average total net asset value of the Fund. During the six months ended June 30,2002 Centurion earned investment management fees of $1,135 and it waived $969 of the advisory fee.

Centurion Institutional Services, Inc. ("CISI"), an affiliate of
Centurion, serves as the Fund's distributor. The Fund offers Class A, Class B, Class C and Class D shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the six months ended June 30, 2002, 90 shares of Class A shares were sold. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class C shares are not subject to initial sales charges or CSDC.

Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the six months ended June 30, 2002, CISI received servicing and distribution fees from the Fund of $1 and waived $1.

CISI also executes some of the Fund's portfolio transactions.
During the six months ended June 30, 2002, CISI received commissions of $740 from the Fund for this service.


Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses.

CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the six months ended
June 30, 2002, CGI received accounting fees of $9,000 from the the Fund and waived $9,000.

NOTE 4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities were $82,966 and $0, respectively. Net gain on investments for the six months ended June 30, 2002 was $1,834. That amount represents the net increase in value of investments held during the year. The components are as follows:

As of June 30, 2002, the unrealized depreciation on investments consists of gross unrealized gains of $3,930 and gross unrealized losses of $2,094.


NOTE 6. CAPITAL SHARE TRANSACTIONS

As of June 30, 2002, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the six months ended June 30, 2002 and year ended December 31, 2001 were as follows:

	                 Six Months 2002                    2001
                       Shares          Amount      Shares         Amount
Class A shares:
  Shares sold	       90          $    900     -            $   -
  Shares issued in
  reinvestment of
  dividends              -                 -       -                -
                         -                 -       -                -
Shares redeemed          -                 -       -                -

   Net increase          90           $   900      -            $   -

Class B shares:
Shares sold              -          $     -          -              -
Shares issued in
   reinvestment
   of dividends          -                 -        -                -
                         -                 -        -                -
Shares redeemed          -                 -        -                -

   Net increase	       -        $        -        -                -

Class C shares:
  Shares sold           400       $     4,000        -         $     -
Shares issued in
   reinvestment
   of dividends	        -                -           -                -
Shares redeemed           -                -  	       -             -

  Net increase          400       $     4,000          -        $    -

Class D shares:
Shares sold         11,074       $    110,741          50      $     500
Shares issued in
   reinvestment
   of dividends	        -               -           -           -
Shares redeemed	        -               -           -              -

   Net decrease     11,074    $       110,741          50    $     500


NOTE 6. PER SHARE INFORMATION

Selected data for each share of capital stock outstanding throughout the period is as follows:




                                     Class A   Class C    Class D

Per Share Operating Performance:      2002 (1)  2002 (2)  2002 (3)

Net asset value, beginning of period    $10.00   10.00     10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)               0.01     0.01      0.01
Net gains  (losses) on investments
(both realized and unrealized) (d)       0.15     0.30      0.15

Total From Investment Operation          0.16     0.31      0.16

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Distributions from capital gains

Total Distributions                       -        -         -

Net asset value, end of period          $10.16   $10.31    $10.16

TOTAL RETURN (e)                         1.60%    3.10%      1.60%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted)$1         4         113
Ratios to net assets
Expenses, before waiver of fees           1.25%   1.25%     1.25%
Expenses, after waiver of fees            0.16%   0.16%     0.16%
Net investment income                     1.74%   1.74%     1.74%
Portfolio Turnover Rate	                  0.00%   0.00%     0.00%
Number of Shares Outstanding
at End of Period (000 Omitted)            -        1         11

(1)  The first purchase of Class A was February 6, 2002.
(2)  The first purchase of Class C was June 13, 2002.
(3)  The first pruchase of Class D was on February 6, 2002.



                 CENTURION COUNSEL GROWTH FUND

                STATEMENT OF ASSETS AND LIABILITIES
                         June 30, 2002

ASSETS

Investments in Securiites, at fair value
(identified cost $0)                                $      -
Cash and Deposits                                         6,500

      TOTAL ASSETS                                   $    6,500

LIABILITIES
Payables:
  Accounts payable                                          -
  Investment securities purchased                           -

    TOTAL LIABILITIES                                       -

NET ASSETS                                           $    6,500

Class D:
  Net asset value and offering price per share
($6,500 divided by 650 shares outstanding)         $      10.00